Intangible assets, net	12 Months Ended
Jun. 30, 2020
Intangible assets, net
Intangible assets, net

Note 9 – Intangible assets, net

Intangible assets consist of the following:

	June 30, 2020	June 30, 2019

Land use rights	$586,795	$603,774
Less: accumulated amortization	(148,806)	(141,036)
Net intangible assets	$437,989	$462,738

Amortization expense for the years ended June 30, 2020, 2019 and 2018 amounted to $11,792,  $12,147 and $12,747, respectively. As of June 30, 2020, land use right recorded at RMB 10,198,100 (approximately $1.4 million) was pledged as collateral to secure a loan that a related party borrowed from a bank (see Note 10).

The estimated amortization is as follows:

Estimated
Twelve months ending June 30,	amortization expense
2021	$11,792
2022	11,792
2023	11,792
2024	11,792
2025	11,792
Thereafter	379,029
Total	$437,989